FY2008 June 27, 2007 Annual Guidance Review Exhibit 99.02

Forward-Looking Statements and GAAP Reconciliation
Except for historical information, all other information in this presentation consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. The most significant of these uncertainties are described in Cardinal Health's
Form 10-K, Form 10-Q and Form 8-K reports (including all amendments to those reports) and exhibits to those reports, and include (but are not limited to) the following: successful integration of Cardinal Health and VIASYS
Healthcare; the ability to achieve synergies from the VIASYS Healthcare transaction; competitive pressures in its various lines of business; the loss of one or more key customer or supplier relationships or changes to the terms of those relationships; changes in the distribution patterns or reimbursement rates for health-care products and/or services; the results, consequences, effects or timing of any inquiry or investigation by any regulatory authority or any legal and administrative proceedings, or settlement discussions with regulatory authorities or plaintiffs in any action against the company; uncertainties related to finalizing the pending settlement of class-action securities litigation, including obtaining court approval of the settlement; with respect to future dividends, the decision by the board of directors to declare such dividends, which is expected to consider Cardinal Health’s surplus, earnings, cash flows, financial condition and prospects at the time any such action is considered; uncertainties relating to the amount of future share repurchases by Cardinal Health, which can be affected by Cardinal Health’s then-current stock price, regulatory restraints on share repurchases, cash flows, financial condition and alternative uses of cash available to Cardinal Health at the time, as well as by the amount of any additional share repurchases authorized by the board of directors; and general economic and market conditions. Except to the extent required by applicable law, Cardinal Health undertakes no obligation to update or revise any forward-looking statement. In addition, this presentation includes non-GAAP financial measures. Cardinal Health provides definitions and reconciling information at the end of this presentation and on its investor relations page at www.cardinalhealth.com.

3 Today’s Agenda Opening remarks Kerry Clark Chief Executive Officer Guidance Review Jeff Henderson Chief Financial Officer Q&A

HSCS -
Pharmaceutical
HSCS – Medical
Healthcare Supply Chain Services
Clinical Technologies
& Services
Clinical and Medical Products
Medical Products
Manufacturing
Improving the delivery and
economics of healthcare
Making healthcare safer and
more productive
One Cardinal Health

5 Guidance Overview • FY 2007 Update • FY 2008 Outlook • FY 2008 Financial Targets and Goals

FY07 Update
Note:
1
Non-GAAP diluted EPS from continuing operations
• Expect FY07 to be in the top end of current guidance: $3.32 – $3.40
1
CTS:  Very strong finish to the year with clear momentum for FY08
MPM:  Q4 marks return to strong performance seen in the first half
HSCS – P: Q4 revenue up ~6% with flat to declining profitability due to difficult compare with Q4 FY06; return to expected growth ranges in FY08
HSCS – M: Continued weakness; focused on customer service and transition to co-
located HSCS organizations
• FY07 EPS     Impact of PTS
1
FY07 EPS Guidance (In the top end of the range)
$3.32 - $3.40
Includes:
FY07 impact of PTS proceeds $0.08
CAH Foundation contribution ($0.05)
Interest expense classified as PTS disc ops $0.05

FY08 Outlook
• No change to current FY08 EPS guidance: $3.95 – $4.15
1
– Includes approximately $0.40 EPS benefit from PTS proceeds related share repurchase (Net impact from PTS sale >$0.30 vs. FY07)
– Includes up to $0.10 dilution from Viasys acquisition
– Includes approximately $0.05 negative impact from SEC and related settlements
• FY08 Segment Performance
Increasing near and long-term performance targets for segment profit driven by continued strong demand for Alaris and Pyxis products, international growth, and profit margin expansion
CTS
Increasing near and long-term performance targets for segment profit driven by strong demand, impact of Viasys acquisition, and profit margin expansion
MPM
Stable to increasing segment profit and EP margins on improved operating leverage, vendor margins and capital efficiency; quarterly growth patterns driven by timing of vendor income
HSCS – P
Midst of turnaround; improving customer service and focused on HSCS transition;
improvements expected in latter part of FY08
HSCS – M
Note:  ¹  Non-GAAP diluted EPS from continuing operations

Other Assumptions for FY08
•
$4.1B in planned share buyback expected to be complete by Q1 FY08; approximately
$3.7B repurchased to date
• Up to $1B in additional core share repurchase expected Q2-Q4; subject to Board approval
• High share issuances planned for FY08 due to above historical average option exercises
• SEC and related litigation settlements to impact  EPS by approximately $0.05 per share
• Reflects impact of Viasys and smaller tuck-in acquisitions; does not reflect any material divestitures (other than PTS)
• Tax rate for FY08 expected to be in the range of 31.75% to 32.00%
• Refined methodology for allocating corporate costs in FY08
– Positively impacts HSCS – Pharma earnings growth by ~1.8 percentage points
– Negatively impacts HSCS – Medical earning growth by ~7.3 percentage points
• Solid quarterly profit growth vs. prior year; weighted to the latter half of FY08
– Viasys purchase accounting impact on Q1
– Positive impact on 2
nd
half from Viasys year-1 synergies
– 2
nd
half performance improvement from HSCS-Medical
– Timing of generic launches
Note:  ¹  Non-GAAP diluted EPS from continuing operations

EPS Growth Reconciliation
Note:  ¹  Non-GAAP diluted EPS from continuing operations
FY'07
Non-GAAP EPS
(1)
(In the top end of range)
$3.32 - $3.40 $3.95 - $4.15
Includes:
Impact of PTS Proceeds 0.08 ~ 0.40
CAH Foundation Contribution (0.05) -
Interest Expense Classified as PTS Disc.Ops. 0.05 -
Viasys Dilution (up to $0.10) ( - ) Up to (0.10)
Interest Expense Impact of Settlements
(2)
( - ) ~ (0.05)
(2) Includes SEC, Shareholder Litigation, and ERISA settlements.
FY'08

FY 2008 Financial Targets & Goals

As of June 27, 2007
Over FY'08 - FY'10 3 Year Period: Fiscal Year 2008
Revenue: + 8 - 10% In range
Op Earnings
1
: + 10 - 13% At or above top end of range
EPS
2
: + 12 - 16% Above range ($3.95 - $4.15 per share
3
)
Segment Revenue
Segment
Profit
FY08 profit growth
vs. long-term goal Drivers
HSCS - Pharma + 7 - 10% + 7 - 10% Top end of range
4
*
Strong organic growth plus impact of tuck-ins; Stable to increasing segment profit margins driven by vendor margins and expense controls; Stable to increasing EP margins driven by efficient capital usage (e.g., inventory)
* Impact of recent large customer repricings
*
Impact of refined methodology for allocating corporate costs
HSCS - Medical + 4 - 7% + 6 - 9% Below range
4
*
Strong revenue growth in Lab and Ambulatory; Acute growth due to IPS, innovation and improved order to cash process; Expecting second half turnaround
*
Continued investment in customer service and innovation; Impact of HSCS transition
*
Impact of refined methodology for allocating corporate costs
MPM + 8 - 12% + 25 - 30% Above range * Revenue will well exceed range in FY08 due to Viasys impact
* New customer contracts and penetration of existing customers; Product innovation;
International growth; Positive impact of restructuring and sourcing initiatives; Impact of
Viasys acquisition and DBI synergies
CTS + 10 - 15% + 20 - 25% In range
*
Strong demand for Alaris and Pyxis products; Strong international growth; Profit margin expansion due to sales mix and expense controls; Benefits from CareFusion and
MedMined acquisitions; SE recall charges in FY07
*
Continued investment in innovation, quality and customer service
Return on Equity
5
: 15% - 20% In line with long-term goal
Operating Cash Flow : > 100% of net earnings In line with long-term goal
Cash Returned up to 50% of OCF, via share - Quarterly dividend $0.12 per share to Shareholders : repurchase and dividends - PTS net proceeds to be utilized for incremental share repurchase
Credit Rating: Strong investment grade In-line
1 Non-GAAP operating earnings
2 Non-GAAP diluted EPS from continuing operations
3 Includes impactofViasys acquisition (up to $0.10dilutive),continuing operationsimpact of PTS divestiture (e.g.,share repo from proceeds)of approximately $0.40 (>$0.30net year on year impact vs. FY07), and interest expense impact of SEC/litigation settlements
4 Refined methodology forallocation ofcorporate costs withinHSCS in FY08positivelyimpactsHSCS-Pprofit growth by1.8percentagepoints, andnegatively impacts HSCS-M profitgrowth by 7.3 percentage points
5 Non-GAAP return on equity
One Year Targets Long-Term Financial Goals

11 Q&A

Forward-Looking Non-GAAP Financial Measures
The Company presents non-GAAP operating earnings, non-GAAP diluted EPS from continuing operations and non-GAAP return on equity on a forward-looking basis.  The most directly comparable forward-looking GAAP financial measures are operating earnings, diluted earnings per share from continuing operations and return on equity.  The Company is unable to provide a quantitative reconciliation of these forward-looking non-GAAP measures to the most comparable forward-looking
GAAP measures because the Company cannot reliably forecast special items and impairment charges and other, which are difficult to predict and estimate.  Please note that the unavailable reconciling items could significantly impact the Company’s future financial results.
DEFINITIONS
GAAP
Operating Cash Flow: net cash provided by or used in operating activities from continuing operations
Non-GAAP
Economic Profit (EP) Margin: segment net profit after tax minus tangible capital multiplied by weighted average cost of capital divided by segment revenue; tangible capital is the quarterly average calculated as total assets allocated to the segment less total liabilities allocated to the segment less goodwill and intangibles, cash and equivalents and short term investments available for sale
Non-GAAP Diluted EPS from Continuing Operations: earnings from continuing operations excluding special items and impairment charges and other, both net of tax, divided by diluted weighted average shares outstanding
Non-GAAP Operating Earnings: operating earnings excluding special items and impairment charges and other
Non-GAAP Return on Equity: annualized current period earnings from continuing operations plus special items minus special items tax benefit divided by average shareholders' equity
GAAP/Non-GAAP Reconciliation